                                                                   Exhibit 10.48

                                 STATE OF NEW JERSEY                          NUMBER           A88433         PAGE
                                 Bureau of Purchase
                   33 West State St. 9th Fl. Trenton, NJ 08625-0230           DATE            :  02/05/99
                                                                              BUYER           :  LARRY NOWAK
                                PROFESSIONAL CONTRACT                         PHONE           :  (609) 292-2192
                                                                              EFFECTIVE DATE  :  02/18/99
                                Child Support Program                         EXPIRATION DATE :  02/15/02
                                                                              T-NUMBER        :  T1775
                       Payment Receipt and Processing Program                 CONTRACTOR      :  SERVICE DESIGN ASSOC INC

-------------------------------------------------------------------------------------------------------------------------------


                                                                              VENDOR NO.      :  351803057
                                                                              VENDOR PHONE    :  (317) 955-1620
                                                                              FEIN/SSN        :  351803057
               --------------------------------------                         REQ. AGENCY     :  547550
               TIER TECHNOLOGIES, INC.                                                 DIVISION OF FAMILY DEVELOPMENT
               342 MASSACHUSETTS AVE                                          AGENCY REQ.  NO.:
               INDIANAPOLIS      IN         46204                             PURCH REQ NO.   :  1014036
               --------------------------------------                         FISCAL YEAR     :  99
                                                                              COMMODITY CODE  :  79316
                                                                              SOLICITATION #  :  27758
                                                                              BID OPEN DATE   :  11/13/98
------------------------------------------------------------------------------------------------------------------------------


TERM CONTRACT FROM: 02/18/99 TO: 02/15/02 ESTIMATED AMOUNT:  $17,583,073.00


1.  ORDERING PERIOD:      CONTRACT BEGINNING ORDERING PERIOD IS: 02/16/99
                          CONTRACT ENDING ORDERING PERIOD DATE IS:  02/15/02

2.  F.O.B. POINT:         DESTINATION

3.  DELIVERY              DELIVERY WILL BE MADE WITHIN 010 DAYS ARO ________________ UNLESS SPECIFIED
                          DIFFERENTLY ON EACH LINE OR UNLESS AN ALTERNATE DELIVERY SCHEDULE IS INDICATED.
                          AN ALTERNATE  DELIVERY SCHEDULE IS ENCLOSED HEREIN:  NO

4.  CASH DISCOUNT TERMS:  CASH DISCOUNT TERMS ARE 00.00%  ________DAYS.

5.  PERFORMANCE BOND:     PERFORMANCE BOND REQUIRED:  YES;  DATE REQUIRED 03/16/99
                          AMOUNT $2,000,000; PERCENT OF CONTRACT 0.00%

6.  RETAINAGE:            RETAINAGE PERCENT IS 0.00%

7.  COOPERATIVE PROC:     THIS CONTRACT IS AVAILABLE FOR POLITICAL SUBDIVISION USE UNDER THE
                          COOPERATIVE PROCUREMENT  PROGRAM

8.  BID REFERENCE NO:     YOUR BID REFERENCE NUMBER IS 99X277598

9.  AWARDED LINES:        YOU WERE AWARDED 27 LINES FROM THE SOLICITATION NUMBER 27758.
                          THESE LINES ARE INCLUDED AS A PART OF THIS CONTRACT
------------------------------------------------------------------------------------------------------------------------------
ALL TERMS AND CONDITIONS AS A PART OF SOLICITATION NUMBER 27758 INCLUDING ANY ADDENDA THERETO AND ALSO INCLUDING THE BIDDER'S
PROPOSAL AS ACCEPTED BY THE STATE ARE INCLUDED HEREIN BY REFERENCE AND MADE PART HEREOF EXCEPT AS SPECIFIED
                                                 HEREIN.
------------------------------------------------------------------------------------------------------------------------------
 THIS IS NOTICE OF ACCEPTANCE BY THE DIRECTOR OF THE DIVISION OF PURCHASE AND PROPERTY ACTING FOR AN ON BEHALF OF THE STATE OF NEW
                      JERSEY, OF THE OFFER REFERENCED ABOVE BY YOUR FIRM WHOSE NAME AND ADDRESS APPEAR ABOVE.

/s/ Lawrence P. Nowak       5/3/99                                    /s/ Lana J. Sims         5/6/99
------------------------------------                                  ---------------------------------
BUYER                       DATE                                      FDR DIRECTOR
                                                                      DIVISION OF PURCHASE AND PROPERTY
------------------------------------------------------------------------------------------------------------------------------
  USING AGENCIES CANNOT PROCESS INVOICES FOR PAYMENT OF DELIVERED GOODS AND/OR SERVICES UNTIL THE PROPERLY EXECUTED BOND HAS
                                        BEEN RECEIVED AND ACCEPTED BY THE PURCHASE BUREAU.

                                                     VENDOR COPY
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRICE SHEET                               PROFESSIONAL CONTRACT
--------------------------------------------------------------------------------
BUREAU OF PURCHASE                        NUMBER       : A88433           PAGE 2
PURCHASE BUREAU                           T-NUMBER     : T1775
STATE OF NEW JERSEY
33 WEST STATE ST. 9TH FL                  CONTRACTOR: SERVICE DESIGN ASSOC INC.
PO BOX 230
TRENTON    NJ   08625-0230
--------------------------------------------------------------------------------



LINE           COMMODITY/SERVICE DESCRIPTION           ESTIMATED                     UNIT PRICE OR         EXTENDED AMT IF
NO.                                                    QUANTITY        UNIT          PERCENT DISCOUNTS     APPLICABLE
--------------------------------------------------------------------------------------------------------------------------
         UNLESS SPECIFIED OTHERWISE BELOW:
         SHIP TO:  547550/$011
         DIVISION OF FAMILY DEVELOPMENT
         DIV OF FAMILY DEVELOPMENT
         5 QUAKERBRIDGE PLAZA NJ
         TRENTON  NJ  08619

00001    COMMODITY CODE: 793-16-038029                 1               MONTH         $ 145,367.00
         CHILD SUPPORT PROGRAM
         PAYMENT RECEIPT AND PROCESSING SYSTEM

         FIXED. FIRM MONTHLY OPERATING COST TO
         SUPPORT THE REQUIREMENTS OF THIS PROJECT
                  YEAR 1
         ALSO SEE LINES 18 AND 19

00002    COMMODITY CODE: 793-16-038029                 1               TASK          $ 136,321.00
         CHILD SUPPORT PROGRAM
         PAYMENT RECEIPT AND PROCESSING SYSTEM

         FIXED. FIRM COST FOR DESIGN PHASE
         OF ALL PROCESSING FUNCTIONS (INCLUDING
         OTC TRANSACTIONS AT CSEU'S)

00003    COMMODITY CODE: 793-16-038029                 1               TASK          $518,761.00
         CHILD SUPPORT PROGRAM
         PAYMENT RECEIPT AND PROCESSING SYSTEM

         FIXED. FIRM COST FOR DEVELOPMENT AND
         IMPLEMENTATION OF PROCESSING FUNCTIONS
         (INCLUDING OTC TRANSACTIONS AT CSEU'S)

00004    COMMODITY CODE: 793-16-038029                 1               EACH          $     100.00
         CHILD SUPPORT PROGRAM
         PAYMENT RECEIPT AND PROCESSING SYSTEM

         IMPLEMENTATION TRAINING COST- COST PER
         TRAINEE

00005    COMMODITY CODE: 793-16-038029                 1               EACH          $       0.98
         CHILD SUPPORT PROGRAM
         PAYMENT RECEIPT AND PROCESSING SYSTEM
         MANUAL PAYMENT PROCESSING.  COST PER ONE
         MANUAL TRANSACTION.

00006    COMMODITY CODE: 793-16-038029
         CHILD SUPPORT PROGRAM                         1               EACH          $      0.484
         PAYMENT RECEIPT AND PROCESSING SYSTEM
         ELECTRONIC PAYMENT PROCESSING.  COST PER
         ONE ELECTRONIC TRANSACTION.
                                                       1               EACH               NET
00007    COMMODITY CODE: 793-16-038029
         CHILD SUPPORT PROGRAM
         PAYMENT RECEIPT AND PROCESSING SYSTEM
         PAYMENT FILE TRANSMISSION.  COST PER ONE
         PAYMENT FILE TRANSMISSION-

                                                       1               EACH          $       0.33
00008    COMMODITY CODE: 793-16-0380279
         CHILD SUPPORT PROGRAM
         PAYMENT RECEIPT AND PROCESSING SYSTEM
         MONTHLY COUPON/EMPLOYER REMINDER NOTICES
         COST FOR ONE COUPON OR NOTICE.

                                                       1               EACH          $      0.478
00009    COMMODITY CODE: 793-16-038029
         CHILD SUPPORT PROGRAM
         PAYMENT RECEIPT AND PROCESSING SYSTEM
         QUARTERLY COUPON/EMPLOYER REMINDER
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRICE SHEET                               PROFESSIONAL CONTRACT
--------------------------------------------------------------------------------
BUREAU OF PURCHASE                        NUMBER       : A88433           PAGE 3
PURCHASE BUREAU                           T-NUMBER     : T1775
STATE OF NEW JERSEY
33 WEST STATE ST. 9TH FL                  CONTRACTOR: SERVICE DESIGN ASSOC INC.
PO BOX 230
TRENTON    NJ   08625-0230
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
LINE     COMMODITY/SERVICE DESCRIPTION                       ESTIMATED                     UNIT PRICE OR         EXTENDED AMT IF
NO.                                                          QUANTITY        UNIT          PERCENT DISCOUNTS     APPLICABLE
---------------------------------------------------------------------------------------------------------------------------------
         NOTICES.  COST FOR ONE COUPON OR NOTICE,

00010    COMMODITY CODE: 793-18-038029
         CHILD SUPPORT PROGRAM                               1               EACH          $      0.94
         PAYMENT RECEIPT AND PROCESSING SYSTEM

         SINGLE PAGE NOTICE.  COST FOR ONE SINGLE
         PAGE NOTICE,

00011    COMMODITY CODE: 783-16-038029                       1               EACH          $    0.1375
         CHILD SUPPORT PROGRAM
         PAYMENT RECEIPT AND PROCESSING SYSTEM
         DUPLEX PAGE NOTICE.  COST FOR ONE DUPLEX
         PAGE NOTICE.

00012    COMMODITY CODE: 793-16-038029                       1               EACH          $ 13,253.00
         CHILD SUPPORT PROGRAM
         PAYMENT RECEIPT AND PROCESSING SYSTEM

         FIXED, FIRM "ANNUAL" COST FOR MARKETING
         AUTOMATED WITHDRAWALS FROM OBLIGOR'S
         ACCOUNT.
                     YEAR 1

         ALSO SEE LINES 20 AND 21

00013    COMMODITY CODE: 793-16-038029                       1               EACH          $ 19,347.00
         CHILD SUPPORT PROGRAM
         PAYMENT RECEIPT AND PROCESSING SYSTEM

         FIXED, FIRM "ANNUAL" COST FOR MARKETING
         AUTOMATED DEPOSITS FOR OBLIGEE.
                     YEAR 1

         ALSO SEE LINES 22 AND 23

00014    COMMODITY CODE: 793-16-038029
         CHILD SUPPORT PROGRAM                               1               EACH          $550,528.00
         PAYMENT RECEIPT AND PROCESSING SYSTEM

         FIXED, FIRM "ANNUAL" COST FOR PERFORMING
         THE CUSTOMER SERVICE FUNCTION AS DEFINED
         IN THE SCOPE OF WORK
                     YEAR 1
         ALSO SEE LINES 24 AND 25

00015    COMMODITY CODE: 793-15-038029
         CHILD SUPPORT PROGRAM
         PAYMENT RECEIPT AND PROCESSING SYSTEM               1               EACH          $     50.00

         LOCATION SERVICE.  COST OF SUCCESSFULLY
         COMPLETING ONE LOCATION SERVICE AS
         DEFINED IN THE SCOPE OF WORK.

00016    COMMODITY CODE: 793-16-038029
         CHILD SUPPORT PROGRAM
         PAYMENT RECEIPT AND PROCESSING SYSTEM
                                                             1               EACH          NET
         FIXED.  FIRM COST FOR PERFORMING ALL
         TASKS AND SUPPLYING ALL DELIVERABLES
         AS DEFINED IN THE SCOPE OF WORK RELATING
         TO OPERATIONS TURNOVER (SECTION 6.7).

00017    COMMODITY CODE: 793-18-038029
         CHILD SUPPORT PROGRAM
         PAYMENT RECEIPT AND PROCESSING SYSTEM               1               EACH          NET

         THIS PRICE LINE WILL PROVIDE A MECHANISM
         FOR THE USING AGENCY TO MAKE PAYMENTS IN
         ACCORDANCE WITH RFP SECTION 5.11 FOR
         SPECIAL PROJECTS/ADDITIONAL WORK.
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRICE SHEET                               PROFESSIONAL CONTRACT
--------------------------------------------------------------------------------
BUREAU OF PURCHASE                        NUMBER       : A88433           PAGE 4
PURCHASE BUREAU                           T-NUMBER     : T1775
STATE OF NEW JERSEY
33 WEST STATE ST. 9TH FL                  CONTRACTOR: SERVICE DESIGN ASSOC INC.
PO BOX 230
TRENTON    NJ   08625-0230
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
LINE     COMMODITY/SERVICE DESCRIPTION                       ESTIMATED                     UNIT PRICE OR         EXTENDED AMT IF
NO.                                                          QUANTITY        UNIT          PERCENT DISCOUNTS     APPLICABLE
---------------------------------------------------------------------------------------------------------------------------------
         PAYMENT WILL BE BASED ON THE ALL
         INCLUSIVE HOURLY RATES PROVIDED BY THE
         CONTRACTOR IN RESPONSE TO THIS RFP.  THE
         USING AGENCY WILL USE THE HOURLY RATES
         PROVIDED TO MAKE LUMP SUM PAYMENTS AS IF
         THE HOURLY RATES WERE CATALOG PRICES WITH
         A NET OR ZERO DISCOUNT.

         BIDDER IS NOT REQUIRED TO SUBMIT A PRICE
         ON THIS PRICE LINE IN RESPONSE TO THE
         RFP.  BIDDER SHOULD SUBMIT PRICING FOR
         THIS WORK IN ACCORDANCE WITH INSTRUCTIONS
         CONTAINED IN THE RFP.

         BIDDER SHOULD DEVELOP AND ATTACH A LOADED
         HOURLY RATE SCHEDULE FOR ALL LABOR
         CATEGORIES TO BE USED FOR ADDITIONAL WORK.

00018    COMMODITY CODE: 793-16-038029                       1               MONTH         $133,914.00
         CHILD SUPPORT PROGRAM
         PAYMENT RECEIPT AND PROCESSING SYSTEM
         CHILD SUPPORT PROGRAM
         PAYMENT RECEIPT AND PROCESSING SYSTEM

         FIXED, FIRM MONTHLY OPERATING COST
         TO SUPPORT THE REQUIREMENTS OF THIS
         PROJECT    YEAR 2

         (REFER TO LINE ONE)

00019    COMMODITY CODE: 793-16-038029                       1               MONTH         $139,062.00
         CHILD SUPPORT PROGRAM
         PAYMENT RECEIPT AND PROCESSING SYSTEM
         CHILD SUPPORT PROGRAM PAYMENT RECEIPT
         AND PROCESSING SYSTEM

         FIXED, FIRM MONTHLY OPERATING COST TO
         SUPPORT THE REQUIREMENTS OF THIS
         PROJECT    YEAR 3

         (REFER TO LINE ONE)

 00020   COMMODITY CODE: 793-16-03829                        1               YEAR          $ 13,796.00
         CHILD SUPPORT PROGRAM
         PAYMENT RECEIPT AND PROCESSING SYSTEM
         CHILD SUPPORT PROGRAM PAYMENT RECEIPT
         AND PROCESSING SYSTEM

         FIXED, FIRM "ANNUAL" COST FOR MARKETING
         AUTOMATED WITHDRAWALS FROM OBLIGOR'S
         ACCOUNT       YEAR 2

         (REFER TO LINE 12)

00021    COMMODITY CODE 793-16-038029                        1               YEAR          $ 14,994.00
         CHILD SUPPORT PROGRAM
         PAYMENT RECEIPT AND PROCESSING SYSTEM
         CHILD SUPPORT PROGRAM PAYMENT RECEIPT AND
         PROCESSING SYSTEM

         FIXED, FIRM "ANNUAL" COST FOR MARKETING
         AUTOMATED WITHDRAWALS FROM OBLIGOR'S
         ACCOUNT     YEAR 3

         (REFER TO LINE 12)

00022    COMMODITY CODE: 793-16-038029                       1               MONTH         $ 20,444.00
         CHILD SUPPORT PROGRAM
         PAYMENT RECEIPT AND PROCESSING SYSTEM

---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRICE SHEET                               PROFESSIONAL CONTRACT
--------------------------------------------------------------------------------
BUREAU OF PURCHASE                        NUMBER       : A88433           PAGE 5
PURCHASE BUREAU                           T-NUMBER     : T1775
STATE OF NEW JERSEY
33 WEST STATE ST. 9TH FL                  CONTRACTOR: SERVICE DESIGN ASSOC INC.
PO BOX 230
TRENTON    NJ   08625-0230
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
LINE     COMMODITY/SERVICE DESCRIPTION                       ESTIMATED                     UNIT PRICE OR         EXTENDED AMT IF
NO.                                                          QUANTITY        UNIT          PERCENT DISCOUNTS     APPLICABLE
---------------------------------------------------------------------------------------------------------------------------------
         CHILD SUPPORT PROGRAM PAYMENT RECEIPT
         AND PROCESSING SYSTEM

         FIXED, FIRM "ANNUAL" COST FOR MARKETING
         AUTOMATED DEPOSITS FOR OBLIGEE
                     YEAR 2

         (REFER TO LINE 13)

00023    COMMODITY CODE: 793-16-038029        CHILD          1               MONTH         $ 22,252.00
         SUPPORT PROGRAM
         PAYMENT RECEIPT AND PROCESSING SYSTEM
         CHILD SUPPORT PROGRAM PAYMENT RECEIPT
         AND PROCESSING SYSTEM

         FIXED, FIRM "ANNUAL" COST FOR MARKETING
         AUTOMATED DEPOSITS FOR OBLIGEE
                     YEAR 3

         (REFER TO LINE 13)

00024    COMMODITY CODE: 793-16-038029        CHILD          1               YEAR          $581,854.00
         SUPPORT PROGRAM
         PAYMENT RECEIPT AND PROCESSING SYSTEM
         CHILD SUPPORT PROGRAM PAYMENT RECEIPT
         AND PROCESSING SYSTEM

         CUSTOMER SERVICE    YEAR 2

         (REFER TO LINE 14)

00025    COMMODITY CODE: 793-16-038029        CHILD          1               YEAR          $619,954.00
         SUPPORT PROGRAM
         PAYMENT RECEIPT AND PROCESSING SYSTEM
         CUSTOMER SERVICE YEAR 3

         (REFER TO LINE 14)
                                                                                           NET
00026    COMMODITY CODE: 793-16-038029        CHILD          1               MONTH
         SUPPORT PROGRAM
         PAYMENT RECEIPT AND PROCESSING SYSTEM
         CHILD SUPPORT PROGRAM PAYMENT RECEIPT
         AND PROCESSING SYSTEM.

         PASS THRU PAYMENT FOR ACTUAL TELEPHONE
         COSTS EXPENSES INCURRED.


00027    COMMODITY CODE: 793-16-038029                       1                             NET
         CHILD SUPPORT PROGRAM                                               MONTH
         PAYMENT RECEIPT AND PROCESSING SYSTEM
         CHILD SUPPORT PROGRAM PAYMENT RECEIPT
         AND PROCESSING SYSTEM

         PASS THRU PAYMENT FOR ACTUAL POSTAGE
         COSTS INCURRED

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------